                                                                    EXHIBIT 10.6

                           CANADIAN SECURITY AGREEMENT

            SECURITY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of June 30, 2004, is made by DYNAMIC DETAILS CANADA, CORP., a Nova Scotia unlimited liability company ("Dynamic"), and DDI CANADA ACQUISITION CORP., an Ontario corporation ("DDi Canada"; Dynamic and DDi Canada are sometimes collectively referred to herein as "Canadian Grantors" and individually as a "Canadian Grantor"), in favour of GE CANADA FINANCE HOLDING COMPANY, a Nova Scotia unlimited liability company (in its individual capacity, "GE Capital Canada"), as agent (in such capacity, "Canadian Agent") for the lenders ("Canadian Lenders") from time to time party to the Credit Agreement (as defined below).

                                    RECITALS

            A. Pursuant to that certain Credit Agreement of even date herewith by and among Canadian Grantors, the other Credit Parties party thereto, Canadian Agent and Canadian Lenders (including all annexes, exhibits and schedules thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), Canadian Lenders have agreed to extend certain financial accommodations to or for the direct or indirect benefit of Canadian Grantors.

            B. In order to induce Canadian Agent and Canadian Lenders to enter into the Credit Agreement and the other Loan Documents and to induce Canadian Lenders to make the Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, Canadian Grantors have agreed to grant a continuing Lien on the Collateral (as defined below) to secure the Obligations. These recitals shall be construed as part of this Security Agreement.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Canadian Grantors and Canadian Agent agree as follows:

            1.    DEFINED TERMS.

                  Unless otherwise defined herein, capitalized terms or matters of construction defined or established in ANNEX A to the Credit Agreement shall be applied herein as defined or established therein. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, shall have the meanings provided for by the Personal Property Security Act (Ontario) (the "PPSA") to the extent the same are used or defined therein.

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                                      -2-

            2.    GRANT OF LIEN.

            (a) To secure the prompt and complete payment, performance and observance of all of the Obligations of each Canadian Grantor (specifically including each Borrower's Obligations arising under the cross-guaranty provisions of Section 12 of the Credit Agreement, each Canadian Grantor hereby grants, conveys, mortgages, pledges, hypothecates and transfers to Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, a Lien upon all of its right, title and interest in, to and under the following personal property of such Canadian Grantor, whether now owned by or owing to, or hereafter acquired by or arising in favour of, each such Canadian Grantor (including under any trade names, styles or derivations thereof), and whether owned by or consigned by or to, or leased from or to, each such Canadian Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

                  (i)   all Accounts;

                  (ii)  all Chattel Paper;

                  (iii) all Contracts;

                  (iv) all Deposit Accounts, including all Blocked Accounts, Concentration Accounts, Disbursement Accounts, and all other bank accounts and all funds on deposit therein;

                  (v)   all Documents;

                  (vi) all General Intangibles (including payment intangibles and Software);

                  (vii) all Goods (including Equipment, Fixtures and
            Inventory,);

                  (viii) all Instruments;

                  (ix)  all Investment Property;

                  (x)   all Letter-of-Credit Rights;

                  (xi)  all money, cash or cash equivalents;

                  (xii) all Supporting Obligations; and

                  (xiii) to the extent not otherwise included in the foregoing, all Proceeds, products, tort claims, insurance claims and other rights to payment and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

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                                      -3-

Notwithstanding the generality of the foregoing, "Collateral" that includes any Trademarks, Trademark applications or Trademark registrations will not be subject to a "mortgage" as provided above in this SECTION 2(a) but will remain subject to the grant, conveyance, pledge, hypothecation and transfer as also provided above in this SECTION 2(a). Furthermore, the "Collateral" shall not include any Excluded Assets, but will include any Accounts arising thereunder.

            (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Canadian Agent and Canadian Lenders as aforesaid, each Canadian Grantor hereby grants to Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, a right of set-off against the property of such Canadian Grantor held by Canadian Agent or any Canadian Lender in accordance with the Credit Agreement, including all property described above in SECTION 2(A) now or hereafter in the possession or custody of, or in transit to, Canadian Agent or any Canadian Lender, for any purpose (including safekeeping, collection or pledge), for the account of such Canadian Grantor, or as to which such Canadian Grantor may have any right or power.

            3. AGENT'S AND LENDERS' RIGHTS; LIMITATIONS ON AGENT'S AND LENDERS' OBLIGATIONS.

            (a) It is expressly agreed by each Canadian Grantor that, anything herein to the contrary notwithstanding, such Canadian Grantor shall remain liable under any and all Contracts and Licenses to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Canadian Agent nor any Canadian Lender shall have any obligation or liability under any such Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Canadian Agent or any Canadian Lender of any payment relating to any such Contract or License pursuant hereto. Neither Canadian Agent nor any Canadian Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Canadian Grantor under or pursuant to any such Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

            (b) Canadian Agent may, at any time after an Event of Default shall have occurred and be continuing, without prior notice to any Canadian Grantor, notify Account Debtors obligated under Accounts of any Canadian Grantor and other Persons obligated on Collateral that Canadian Agent has a Lien thereon and that payments thereunder shall be made directly to Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, while such Event of Default is continuing. Furthermore, if Canadian Agent determines that Account Debtor's contra accounts or set-off rights may cause Borrowing Availability to be less than zero, Canadian Agent may notify Account Debtors that Canadian Agent has a Lien thereon, and that payments shall be made directly to Canadian

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                                      -4-

      Agent, for the benefit of Canadian Agent and Canadian Lenders. Upon the request of Canadian Agent after an Event of Default has occurred and is continuing, each Canadian Grantor shall so notify any such Account Debtor or other Persons obligated on the Collateral, and once any such notice has been given by any Canadian Grantor, no Canadian Grantor shall give any contrary instructions to such Account Debtor or other Person without Canadian Agent's prior written consent.

            (c) Canadian Agent may, at any time, in Canadian Agent's own name, in the name of a nominee of Canadian Agent, in the name of any Canadian Grantor or in the name of a nominee of any Canadian Grantor, communicate (by mail, telephone, facsimile or otherwise) with Account Debtors obligated under Accounts of such Canadian Grantor and other Persons obligated on Collateral to verify with such Persons, to Canadian Agent's satisfaction, the existence, amount and terms of, and any other matter relating to, any such Accounts or other Collateral. If a Default or Event of Default shall have occurred and be continuing, each Canadian Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Canadian Grantor to prepare and deliver to Canadian Agent and each Canadian Lender at any time and from time to time promptly upon Canadian Agent's request the following reports with respect to each Canadian Grantor: (i) a reconciliation of all Accounts;
      (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Canadian Agent may request. Each Canadian Grantor, at its own expense, shall deliver to Canadian Agent upon request the results of each physical verification, if any, which such Canadian Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

            (d) If, notwithstanding the giving of any notice hereunder directing that payments be made directly to Canadian Agent, any Account Debtor of such Canadian Grantor or any other Person obligated on Collateral shall make payments to such Canadian Grantor, such Canadian Grantor shall hold all such payments it receives in trust for Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, without commingling the same with other funds or property of, or held by, such Canadian Grantor and shall deliver the same to Canadian Agent in the manner set forth in Annex C to the Credit Agreement, in the identical form received, together with any necessary endorsements.

            4. REPRESENTATIONS AND WARRANTIES. Each Canadian Grantor represents and warrants that:

            (a) Rights in the Collateral. Such Canadian Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder and such Collateral is free and clear of any and all Liens other than Permitted Encumbrances.

            (b) Filings. No effective security agreement, financing statement, equivalent security or Lien instrument or financing change statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed

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                                      -5-

      (i) by any Canadian Grantor in favour of Canadian Agent pursuant to this Security Agreement or the other Loan Documents, or (ii) in connection with any other Permitted Encumbrance.

            (c) Liens. This Security Agreement is effective to create a valid and continuing Lien upon the Collateral. Upon filing of appropriate financing statements in accordance with the PPSA or other applicable statute, in the jurisdictions listed in SCHEDULE I hereto, Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, shall have a perfected Lien on the Collateral, which Lien (i) shall be prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favour of Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, as a matter of law, and (ii) is enforceable as such as against any and all creditors of, and purchasers from, such Canadian Grantor (other than purchasers and lessees of Inventory in the ordinary course of business). All action by such Canadian Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

            (d)   Instruments, Letter-of-Credit Rights and Chattel Paper.
      SCHEDULE II hereto lists all Instruments, Letter-of-Credit Rights and Chattel Paper of each Canadian Grantor. All action by such Canadian Grantor necessary or desirable to protect and perfect the Lien in favour of Canadian Agent on each item of Collateral set forth in SCHEDULE II (including the delivery of all originals thereof to Canadian Agent and the legending of all such Chattel Paper as required by SECTION 5(b) hereof) has been duly taken. The Lien in favour of Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, on the Collateral listed in
      SCHEDULE II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favour of Canadian Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from such Canadian Grantor. Such Canadian Grantor shall, upon obtaining ownership of any additional Instruments (other than cheques received in the ordinary course of business), letters of credit or Chattel Paper, promptly (and in any event within five Business Days) deliver to Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, all such additional Instruments or Chattel Paper duly endorsed and all letters of credit.

            (e) Canadian Grantor Information; Locations of Collateral and Records. Each Canadian Grantor's name as it appears in official filings in its jurisdiction of organization, the type of entity of such Canadian Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Canadian Grantor's jurisdiction of organization or a statement that no such number has been issued, each Canadian Grantor's jurisdiction of organization, the location of each Canadian Grantor's chief executive office, principal place of business, corporate or other offices, all warehouses and premises where any item of tangible Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth in SCHEDULE III hereto. Each Canadian Grantor has only one jurisdiction of organization.

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                                      -6-

            (f) Accounts. With respect to any Account of such Canadian Grantor, except as specifically disclosed in the most recent Collateral Report delivered to Canadian Agent and as of the date of such Collateral
      Report: (i) such Account represents a bona fide sale of Inventory or rendering of services to the applicable Account Debtor in the ordinary course of such Canadian Grantor's business and is not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no set-offs, claims or disputes existing or asserted with respect thereto and such Canadian Grantor has made no agreement with the applicable Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of such Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Canadian Grantor in the ordinary course of its business for prompt payment and disclosed to Canadian Agent; (iii) to such Canadian Grantor's knowledge, there are no facts, events or occurrences that in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Canadian Grantor's books and records and any invoices, statements and Collateral Reports delivered to Canadian Agent and Canadian Lenders with respect thereto; (iv) such Canadian Grantor has received no notice of proceedings or actions that are threatened or pending against the applicable Account Debtor that might result in any material adverse change in such Account Debtor's financial condition; and (v) such Canadian Grantor has no knowledge that the applicable Account Debtor is unable generally to pay its debts as they become due. In addition, with respect to any Account of any Canadian Grantor: (A) the amounts reflected on all records, invoices, statements and Collateral Reports that may be delivered to Canadian Agent with respect thereto are actually and absolutely owing to such Canadian Grantor as indicated thereon and are not, unless otherwise indicated in a Collateral Report, in any way contingent; (B) no payments have been or shall be made thereon except payments made in accordance with the requirements of ANNEX C to the Credit Agreement; and
      (C) to such Canadian Grantor's knowledge, the applicable Account Debtor has the capacity to contract.

            (g) Inventory. With respect to any Inventory of such Canadian Grantor scheduled or listed in the most recent Collateral Report delivered to Canadian Agent pursuant to the terms of this Security Agreement or the Credit Agreement, (i) such Inventory is located at one of such Canadian Grantor's locations set forth in SCHEDULE III hereto, (ii) such Inventory is not now stored, nor shall at any time or times hereafter be stored, at any other location without Canadian Agent's prior written consent, and if Canadian Agent provides such consent, each applicable Canadian Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, bailee, landlord or mortgagee agreements, as applicable, (iii) such Canadian Grantor has good and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest whatsoever except for the Lien granted to Canadian Agent hereunder, for the benefit of Canadian Agent and Canadian Lenders, and except for Permitted Encumbrances, (iv) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties that would require any consent of any third party upon sale or disposition of such Inventory or the payment of any monies to any third party upon such sale or other disposition, and
      (v) the completion of manufacture, sale or other disposition of such Inventory by Canadian Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any Contract or agreement to which such Canadian Grantor is a party or to which such Inventory is subject.

            (h) Intellectual Property Collateral. Such Canadian Grantor has no ownership interest in, or title to, any Intellectual Property except as set forth in SCHEDULE IV hereto ("Intellectual Property Collateral"). This Security Agreement is effective to create a valid and continuing Lien upon the Intellectual Property Collateral of each Canadian Grantor. Upon the filing of the Intellectual Property Security Agreement with the Canadian Intellectual Property Office and the filing of appropriate financing statements pursuant to the PPSA or other applicable statute in the jurisdictions listed in SCHEDULE I hereto: (i) Canadian Agent shall have perfected Liens upon each Canadian Grantor's Intellectual Property Collateral; (ii) such perfected Liens shall be enforceable as such as against any and all creditors of and purchasers from such Canadian Grantor; and (iii) all action necessary or desirable to protect and perfect Canadian Agent's Lien on such Canadian Grantor's Intellectual Property Collateral shall have been duly taken.

            (i)   Survival. The representations and warranties set forth in this
      SECTION 4 shall survive the execution and delivery of this Security Agreement, except those that are specifically limited to the date hereof.

            5. COVENANTS. Each Canadian Grantor covenants and agrees with Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, that from and after the date of this Security Agreement and until the Termination
Date:

            (a)   Further Assurances; Pledge of Instruments; Chattel Paper.

                  (i) At any time and from time to time, upon the written request of Canadian Agent and at the sole expense of such Canadian Grantors, such Canadian Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Canadian Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Canadian Agent of any License or Contract held by such Canadian Grantor and to enforce the Liens, granted hereunder and (B) filing any financing statements or financing change statements under the PPSA or other applicable statute with respect to the Liens granted hereunder or under any other Loan Document.

                  (ii) Unless Canadian Agent shall otherwise consent in writing (which consent may be revoked by Canadian Agent at any time in its sole discretion upon prior written notice), each Canadian Grantor shall deliver to Canadian Agent all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Canadian Grantor receives the same.

                  (iii) Each Canadian Grantor shall, in accordance with the terms of the Credit Agreement, obtain or use its commercially reasonable efforts to obtain waivers or subordinations of Liens from landlords and mortgagees, and such Canadian Grantor shall in all instances obtain signed acknowledgements of Canadian Agent's Liens from bailees having possession of such Canadian Grantor's Goods that such bailees hold for the benefit of Canadian Agent.

                  (iv) If required by the terms of the Credit Agreement and not waived by Canadian Agent in writing (which waiver may be revoked by Canadian Agent at any time in its sole discretion), each Canadian Grantor shall obtain authenticated Control Letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for such Canadian Grantor.

                  (v) In accordance with ANNEX C to the Credit Agreement, each Canadian Grantor shall obtain a blocked account, lockbox or similar agreement with each bank or financial institution at which such Canadian Grantor has established a Deposit Account.

                  (vi) If any Canadian Grantor is or becomes the beneficiary of a letter of credit, then such Canadian Grantor shall promptly, and in any event within five Business Days after becoming such a beneficiary, notify Canadian Agent thereof and enter into a tri-party agreement with Canadian Agent and the issuer or confirmation bank within a reasonable time period after such Canadian Grantor provides such notice with respect all to Letter-of-Credit Rights in connection with such letter of credit assigning such Letter-of-Credit Rights to Canadian Agent and directing all payments thereunder to the Collection Account or another bank account designated by Canadian Agent, which tri-party agreement shall be in form and substance reasonably satisfactory to Canadian Agent.

                  (vii) Each Canadian Grantor shall take all commercially reasonable steps necessary to grant Canadian Agent control of all electronic chattel paper.

                  (viii) Each Canadian Grantor shall promptly, and in any event within five Business Days after the same is acquired by it, notify Canadian Agent of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented to by Canadian Agent in its permitted discretion, such Canadian Grantor shall enter into a supplement to this Security Agreement, granting to Canadian Agent a Lien in such commercial tort claim.

            (b) Maintenance of Books and Records. Such Canadian Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of each item of Collateral to which it purports to grant a Lien hereunder, including a record of any and all payments received and any and all credits granted with respect to each such item of Collateral and all other dealings with respect to each such item of Collateral. Such Canadian Grantor shall mark its books and records pertaining to each such item of Collateral to evidence this Security Agreement and the Liens granted hereby. If any Canadian Grantor retains possession of any Chattel Paper or Instruments with Canadian

      Agent's consent, such Chattel Paper or Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of GE Canada Finance Holding Company, as Canadian Agent, for the benefit of Canadian Agent and certain Canadian Lenders."

            (c)   Covenants Regarding Intellectual Property.

                        (i) Such Canadian Grantor shall notify Canadian Agent promptly if it knows or has reason to know (A) that any application or registration relating to any of its Licenses, Patents, Trademarks or Copyrights may become abandoned or dedicated, or (B) of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the Canadian Intellectual Property Office or any court) regarding such Canadian Grantor's ownership of any such License, Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                        (ii) In the event that such Canadian Grantor, either directly or through any agent, employee, licensee or designee on behalf of it, files an application for the registration of any Patent, Trademark or Copyright with the Canadian Intellectual Property Office or any similar office or agency, such Canadian Grantor shall give Canadian Agent written notice within five Business Days following such filing, and, upon request of Canadian Agent, such Canadian Grantor shall execute and deliver any and all security documents as Canadian Agent may request, including the Intellectual Property Security Agreement, to evidence Canadian Agent's Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Canadian Grantor relating thereto or represented thereby.

                        (iii) Such Canadian Grantor shall take all actions deemed necessary by such Canadian Grantor or requested by Canadian Agent to maintain and pursue each application, to obtain the relevant registration and to maintain its registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Canadian Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business or operations.

                        (iv) In the event that any Canadian Grantor's Intellectual Property is infringed upon, or misappropriated or diluted by a third party, such Canadian Grantor shall comply with SECTION 5(a)(viii) of this Security Agreement. Such Canadian Grantor shall, unless such Canadian Grantor shall reasonably determine that such Intellectual Property is not material to the conduct of its business or operations, promptly sue for infringement, misappropriation or depreciation of goodwill, and seek recovery of any and all damages resulting from, such infringement, misappropriation or depreciation of goodwill, and shall take such other actions as Canadian Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

            (d) Indemnification. In any suit, proceeding or action brought by Canadian Agent or any Canadian Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Canadian Grantor shall save, indemnify and hold Canadian Agent and Canadian Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction of liability whatsoever of any Person obligated on the Collateral, arising out of a breach by such Canadian Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favour of, such obligor or its successors by such Canadian Grantor, except in the case of Canadian Agent or any Canadian Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Canadian Agent or any Canadian Lender as determined by a court of competent jurisdiction. All such obligations of such Canadian Grantor shall be and remain enforceable against and only against such Canadian Grantor and shall not be enforceable against Canadian Agent or any Canadian Lender.

            (e) Compliance with Terms of Accounts and Agreements. In all material respects, such Canadian Grantor shall perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

            (f) Limitation on Liens on Collateral. Such Canadian Grantor shall not create, incur, assume or permit to exist, and such Canadian Grantor shall defend the Collateral against, and take such other action as is necessary to remove, any Lien upon the Collateral except Permitted Encumbrances, and shall defend the right, title and interest of Canadian Agent and Canadian Lenders in and to such Canadian Grantor's rights under the Collateral against the claims and demands of all Persons.

            (g) Limitations on Disposition. Such Canadian Grantor shall not sell, lease, license, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as permitted by the Credit Agreement.

            (h) Further Identification of Collateral. Such Canadian Grantor shall, if so requested by Canadian Agent, furnish to Canadian Agent, as often as Canadian Agent requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Canadian Agent may reasonably request, all in such detail as Canadian Agent may specify.

            (i) Notices. Such Canadian Grantor shall advise Canadian Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and
      (ii) of the occurrence of any other event that would have a Material Adverse Effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

            (j) Good Standing Certificates. Not less frequently than once during each calendar quarter, each Canadian Grantor shall, unless Canadian Agent shall otherwise consent, provide to Canadian Agent a certificate of good standing, certificate of compliance, certificate of status or analogous certificate from its jurisdiction of organization.

                                      -11

            (k) No Reorganization. Without limiting the prohibitions on mergers involving Canadian Grantors contained in the Credit Agreement, no Canadian Grantor shall continue, reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is organized as of the Closing Date without the prior written consent of Canadian Agent.

            (l) Terminations; Amendments Not Authorized. Each Canadian Grantor acknowledges that it is not authorized to file any financing statement or financing change statement or termination and release with respect to any financing statement without the prior written consent of Canadian Agent and agrees that it will not do so without the prior written consent of Canadian Agent, subject to such Canadian Grantor's rights under the PPSA.

            (m) Authorized Terminations. Canadian Agent will promptly deliver to each Canadian Grantor for filing or authorize each Canadian Grantor to prepare and file discharges and releases in accordance with Section 11.2(e) of the Credit Agreement.

            6.    AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

            On the Closing Date each Canadian Grantor shall execute and deliver to Canadian Agent a power of attorney (the "Power of Attorney") substantially in the form attached hereto as EXHIBIT A. The power of attorney granted pursuant to each Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, under each Power of Attorney are solely to protect Canadian Agent's Liens upon and interests (for the benefit of Canadian Agent and Canadian Lenders) in the Collateral and shall not impose any duty upon Canadian Agent or any Canadian Lender to exercise any such powers. Canadian Agent agrees that (a) except for the powers granted in CLAUSE (i) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Canadian Agent shall account for any moneys received by Canadian Agent in respect of any foreclosure on or disposition of any of the Collateral pursuant to any Power of Attorney; provided, that, except as set forth in SECTION 9, neither Canadian Agent nor any Canadian Lender shall have any duty as to any Collateral, and Canadian Agent and Canadian Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR OR ANY OTHER PERSON FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

            7.    REMEDIES; RIGHTS UPON DEFAULT.

            (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Canadian Agent may exercise all rights and remedies of a secured party under the PPSA or other applicable statute. Without limiting the generality of the foregoing, each Canadian Grantor expressly agrees that in any such event Canadian Agent, without demand of performance or other demand, advertisement, process or notice of any kind (except the notice specified in SECTION 7(b) below of the time and place of any public or private sale) to or upon such Canadian Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the PPSA and other applicable law), may:

                  (i) immediately enter upon the premises of such Canadian Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Canadian Grantor or any other Person notice and an opportunity for a hearing on Canadian Agent's claim or action and may demand or take possession of, disable, remove, collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may sell, lease, license, assign, give an option or options to purchase, sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, or at any exchange, at such prices as it may deem appropriate, for cash or on credit or for future delivery without assumption of any credit risk. Canadian Agent or any Canadian Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase, for the benefit of Canadian Agent and Canadian Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Canadian Grantor hereby releases. Such sales may be adjourned or continued from time to time with or without notice. Canadian Agent shall have the right to conduct such sales on any Canadian Grantor's premises or elsewhere and shall have the right to use any Canadian Grantor's premises without charge for such sales at such time or times as Canadian Agent deems necessary or advisable;

                  (ii) enter the premises of any Canadian Grantor and, without breach of the peace, until Canadian Agent completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any Canadian Grantor's Equipment for the purpose of collecting any of the Collateral;

                  (iii) hold, store and keep idle, or operate, lease or
            otherwise use or permit the use of, any or all of the Collateral for such time and on such terms as Canadian Agent may determine, and demand, collect and retain all earnings and other sums due or to become due from any Person in respect of any of the Collateral;

                  (iv) carry on, or concur in the carrying on of, any or all of the business or undertaking of any Canadian Grantor and enter on, occupy and use (without charge by Canadian Grantor) any of the premises, buildings, plant and undertaking of, or occupied or used by, any Canadian Grantor;

                  (v) seize, collect, receive, enforce or otherwise deal with any Collateral in such manner, on such terms and conditions and at such times as Canadian Agent deems advisable;

                  (vi) apply to a court of competent jurisdiction for the sale or foreclosure of any or all of the Collateral;

                  (vii) at any public sale, and to the extent permitted by law, at any private sale, bid for and purchase any or all of the Collateral offered for sale and, upon compliance with the terms of such sale, hold, retain and dispose of such Collateral without any further accountability to any Canadian Grantor or any other Person with respect to such holding, retention or disposition, except as required by law. In any such sale to Canadian Agent, Canadian Agent may, for the purpose of making payment for all or any part of the Collateral so purchased, use any claim for Obligations then due and payable to it as a credit against the purchase price;

                  (viii) at the expense of Canadian Grantors, enforce collection of any such Accounts, and adjust, settle or compromise the amount or payment of such Accounts, in such manner and to such extent as Canadian Agent deems appropriate in the circumstances;

                  (ix) transfer any Stock forming part of the Collateral into the name of Canadian Agent or its nominee, with or without disclosing that the Stock is subject to the security interests arising under this Security Agreement;

                  (x) exercise any and all rights, privileges, entitlements and options pertaining to any Stock forming part of the Collateral as if Canadian Agent were the absolute owner of such Stock;

                  (xi) pay any liability secured by any Lien against any Collateral. Canadian Grantors will immediately on demand reimburse Canadian Agent for all such payments;

                  (xii) borrow money for the maintenance, preservation or
            protection of any Collateral or for carrying on any of the business or undertaking of any Canadian Grantor and grant security interests on any Collateral (in priority to the Liens created by this Security Agreement or otherwise) as security for the money so borrowed. Canadian Grantors will immediately on demand reimburse Canadian Agent for all such borrowings;

                  (xiii) appoint by instrument in writing one or more receivers or receiver-managers ("RECEIVERS") of Canadian Grantor or any or all of the Collateral, with such rights, powers and authority (including any or all of the rights, powers and authority of Canadian Agent under this Security Agreement) as may be provided for in the instrument of appointment or any supplemental instrument, and remove and replace any such Receiver from time to time. To the extent permitted by applicable law, any Receiver appointed by Canadian Agent will (for purposes relating to responsibility for the Receiver's acts or omissions) be considered to be the agent of Canadian Grantors and not of Canadian Agent;

                  (xiv) apply to a court of competent jurisdiction for the
            appointment of a Receiver of any Canadian Grantor or of any or all of the Collateral; or

                  (xv) exercise any and all of its rights under any and all of the Collateral Documents.

            (b) If any Event of Default shall have occurred and be continuing, each Canadian Grantor further agrees, at Canadian Agent's request, to assemble the Collateral and make it available to Canadian Agent at a place or places designated by Canadian Agent reasonably convenient to Canadian Agent and such Canadian Grantor, whether at such Canadian Grantor's premises or elsewhere. Until Canadian Agent is able to effect a sale, lease, or other disposition of Collateral, Canadian Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Canadian Agent other than as set forth in SECTION 9 hereof or as otherwise set forth in the Loan Documents. Canadian Agent shall have no obligation to any Canadian Grantor to maintain or preserve the rights of such Canadian Grantor as against third parties with respect to Collateral while Collateral is in the possession of Canadian Agent. Canadian Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Canadian Agent of any other amount required by any provision of law, need Canadian Agent account for the surplus, if any, to any Canadian Grantor. Each Canadian Grantor waives, to the maximum extent permitted by applicable law, all claims, damages, and demands against Canadian Agent or any Canadian Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Canadian Agent or such Canadian Lender as determined by a court of competent jurisdiction. Each Canadian Grantor agrees that fifteen days' prior notice by Canadian Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Canadian Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any reasonable attorneys' fees or other expenses incurred by Canadian Agent or any Canadian Lender to collect such deficiency.

            (c) Except as otherwise specifically provided herein, each Canadian Grantor hereby waives (to the maximum extent permitted by applicable law) presentment, demand, protest or any notice of any kind in connection with this Security Agreement or any Collateral.

            (d) To the extent that applicable law imposes duties on Canadian Agent to exercise remedies in a commercially reasonable manner, each Canadian Grantor acknowledges and agrees that it is not commercially unreasonable for Canadian Agent (i) to fail to incur expenses reasonably deemed significant by Canadian Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Canadian Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Canadian Agent against risks of loss, collection or disposition of Collateral or to provide to Canadian Agent a guaranteed return from the collection or disposition of Collateral, or
      (xii) to the extent deemed appropriate by Canadian Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Canadian Agent in the collection or disposition of any of the Collateral. Each Canadian Grantor acknowledges that the purpose of this SECTION 7(d) is to provide non-exhaustive indications of what actions or omissions by Canadian Agent would not be commercially unreasonable in Canadian Agent's exercise of remedies against the Collateral and that other actions or omissions by Canadian Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this SECTION 7(d). Without limiting the generality of the foregoing, nothing contained in this SECTION 7(d) shall be construed to grant any rights to any Canadian Grantor or to impose any duties on Canadian Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this SECTION 7(d).

            (e) Neither Canadian Agent nor any Canadian Lender shall be required to make any demand upon, or pursue or exhaust any of its respective rights or remedies against, any Canadian Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of its respective rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Neither Canadian Agent nor any Canadian Lender shall be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its respective rights hereunder or under any other Loan Document shall be cumulative. To the extent it may lawfully do so, each Canadian Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Canadian Agent or any Canadian Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing that, but for this provision, might be applicable to the sale of any Collateral made pursuant to the judgment, order or decree of any court, or privately pursuant to the power of sale conferred by this Security Agreement, or otherwise.

            8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. Solely for the purpose of enabling Canadian Agent to exercise its rights and remedies under SECTION 7 hereof (including, without limiting the terms of SECTION 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time or times as Canadian Agent shall be lawfully entitled to exercise such rights and remedies, each Canadian Grantor hereby grants to Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, to the fullest extent not in violation of licenses that are permitted by the terms of the Loan Documents to be granted by such Canadian Grantor to third parties or obtained by such Canadian Grantor in the ordinary course of business, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Canadian Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Canadian Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

            9. LIMITATION ON AGENT'S AND LENDERS' DUTIES IN RESPECT OF COLLATERAL. Each of Canadian Agent and each Canadian Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Canadian Agent nor any Canadian Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Canadian Agent or such Canadian Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

            10. TAXES AND SET-OFF BY LOAN PARTIES. All payments to be made hereunder by any Canadian Grantor hereto will be made without set-off or counterclaim and without deduction for any Taxes of any nature whatsoever, except as may be otherwise provided for in the Credit Agreement. If at any time any applicable law, regulation or international agreement requires any such Canadian Grantor to make any such deduction or withholding from any such payment, the sum due from such Canadian Grantor with respect to such payment will be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Canadian Agent receives a net sum equal to the sum which it would have received had no deduction or withholding been required, except as may be otherwise provided for in the Credit Agreement.

            11. AMALGAMATION. If a Canadian Grantor is a corporation, such Canadian Grantor acknowledges that if it amalgamates with any other corporation or corporations, then (i) the Collateral and the Lien created herein will extend to and include all the property or assets of the amalgamated corporation and to any property or assets of the amalgamated corporation thereafter owned or acquired (ii) the term "Canadian Grantor" or any plural thereof, where used in this Security Agreement, will extend to and include the amalgamated corporation thereof and (iii) the term "Obligations", where used in this Security Agreement, will extend to and include the Obligations of the amalgamated corporation of such Canadian Grantor.

            12. ACKNOWLEDGEMENT OF RECEIPT/WAIVER. Each Canadian Grantor hereto acknowledges receipt of an executed copy of this Security Agreement and, to the extent permitted by applicable law, waives the right to receive a copy of any financing statement, financing change statement or verification statement in respect of any registered financing statement or financing change statement prepared, registered or issued in connection with this Agreement.

            13. FURTHER DOCUMENTATION. Each Canadian Grantor acknowledges that this Security Agreement has been prepared based on the existing laws of the province of Ontario and that a change in such laws, or the laws of other jurisdictions, may require the execution and delivery of different forms of security documentation. Accordingly, each Canadian Grantor agrees that the Canadian Agent will have the right to require, acting reasonably, that this Security Agreement be amended, supplemented or replaced, and that each Canadian Grantor will immediately on request by the Canadian Agent authorize, execute and deliver any such amendment, supplement or replacement (i) to reflect any changes in such laws, whether arising as a result of statutory amendments, court decisions or otherwise, (ii) to facilitate the creation and registration of appropriate security in all appropriate jurisdictions, or (iii) without limiting the restrictions contained herein or in the other Loan Documents, if any Canadian Grantor merges or amalgamates with any other Person or enters into any corporate reorganization, in each case, in order to confer on the Canadian Agent (for its own benefit and for the benefit of the Canadian Lenders) security interests similar to, and having the same effect as, the security interests created by this Security Agreement.

            14. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Canadian Grantor for liquidation or reorganization, should any Canadian Grantor become insolvent or make an assignment for the benefit of any creditor or creditors, or should a receiver or trustee be appointed for all or any significant part of any Canadian Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the

Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "fraudulent preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            15. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

            16. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Canadian Agent, Canadian Lenders and Canadian Grantors with respect to the matters referred to herein and therein.

            17. NO WAIVER; CUMULATIVE REMEDIES. Neither Canadian Agent nor any Canadian Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing and signed by Canadian Agent, and then only to the extent therein set forth. A waiver by Canadian Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that Canadian Agent would otherwise have on any future occasion. No failure by Canadian Agent or any Canadian Lender to exercise, nor any delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder precludes any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided hereunder are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Canadian Agent and each Canadian Grantor.

            18. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they do not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

            19. TERMINATION OF THIS SECURITY AGREEMENT. Subject to SECTION 14 hereof, this Security Agreement shall terminate upon the Termination Date.

            20. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Canadian Grantors hereunder shall be binding upon the successors and assigns of each Canadian Grantor and shall, together with the rights and remedies of Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, hereunder, inure to the benefit of Canadian Agent and Canadian Lenders, all future holders of any Instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or Instrument evidencing any of the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, hereunder. No Canadian Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

            21. COUNTERPARTS. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Canadian Agent, electronic means, all of which shall be equally valid.

            22. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO, AND ANY APPLICABLE LAWS OF CANADA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE COURTS LOCATED IN ONTARIO SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG GRANTORS, AGENT AND LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT; PROVIDED, THAT AGENT, LENDERS AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF ONTARIO; PROVIDED, FURTHER, THAT NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOUR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND

HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH ON ANNEX I TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH GRANTOR'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE MAIL, PROPER POSTAGE PREPAID.

            23. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES HERETO WISH APPLICABLE PROVINCIAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES HERETO DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATED HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

            24. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            25. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favouring or disfavouring any party by virtue of the authorship of any provisions of this Security Agreement.

            26. ADVICE OF COUNSEL. Each of the parties hereto represents to each other party hereto that it has discussed this Security Agreement (and, specifically, the provisions of SECTIONS 22 and 23) with its counsel.

            27. BENEFIT OF LENDERS. All Liens granted or contemplated hereby shall be for the benefit of Canadian Agent, individually, and Canadian Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

            28. INCONSISTENCIES. To the extent of any inconsistencies between this Security Agreement and the Pledge Agreement, the provisions of the Pledge Agreement shall control as to all matters with respect to the Pledged Collateral (as defined therein).

            29. NO DELAY IN ATTACHMENT. Each Canadian Grantor confirms and acknowledges that (i) value has been given, (ii) it has rights in its Collateral (other than its after-acquired Collateral) and (iii) it has not agreed to postpone the time of attachment of the security interest created by this Security Agreement.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

            IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

"CANADIAN GRANTORS"

DYNAMIC DETAILS CANADA, CORP.                       DDi CANADA ACQUISITION CORP.

By: /s/ TIMOTHY DONNELLY                     By: /s/ TIMOTHY DONNELLY
    -------------------------------              -------------------------------
     Timothy Donnelly                              Timothy Donnelly
     Vice President and Secretary                  Vice President and Secretary

"CANADIAN AGENT"

GE CANADA FINANCE HOLDING
COMPANY

By: /s/ STEPHEN B. SMITH
    --------------------------------
     Stephen B. Smith
     President

                                   SCHEDULE I

                                       to

                               SECURITY AGREEMENT

                              FILING JURISDICTIONS

       Name of Entity                                Filing Jurisdictions
----------------------------                    --------------------------------
DYNAMIC DETAILS CANADA, CORP.                   Nova Scotia; Ontario; California
DDi CANADA ACQUISITION CORP.                         Ontario; California

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                                   SCHEDULE II

                                       to

                               SECURITY AGREEMENT

              INSTRUMENTS CHATTEL PAPER AND LETTER-OF-CREDIT-RIGHTS

Intercompany Note in the principal amount of CAD $12,903,801, dated as of February 2, 2004, issued by 3085549 Nova Scotia Limited (which subsequently merged into Dynamic Details Canada, Corp.) in favour of DDi Canada Acquisition Corp.

                                 SCHEDULE III-A

                                       to

                               SECURITY AGREEMENT

                SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND
          RECORDS CONCERNING DYNAMIC DETAILS CANADA, CORP.'S COLLATERAL

I.    Canadian Grantor's official name: Dynamic Details Canada, Corp.

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Unlimited liability company

III. Organizational identification number issued by Canadian Grantor's jurisdiction of organization or a statement that no such number has been issued: 3086718

IV.   Jurisdiction or Organization of Dynamic Details Canada, Corp.: Nova Scotia

V. Chief Executive Office and principal place of business of Dynamic Details Canada, Corp.: 1220 Simon Circle, Anaheim, California 92806; 3471 B McNicoll Ave., Toronto, Ontario M2V 4B8; 45 Ironside Crescent, Unit 9, Toronto, Ontario

VI. Corporate Offices of Dynamic Details Canada, Corp.: 1220 Simon Circle, Anaheim, California 92806; 3471 B McNicoll Ave., Toronto, Ontario M2V 4B8; 45 Ironside Crescent, Unit 9, Toronto, Ontario

VII.  Warehouses: None

VIII. Other Premises at which Collateral is Stored or Located: None

IX. Locations of Records Concerning Collateral: 1220 Simon Circle, Anaheim, California 92806; 3471 B McNicoll Ave., Toronto, Ontario M2V 4B8; 45 Tronside Crescent, Unit 9, Toronto, Ontario

                                 SCHEDULE III-B

                                       to

                               SECURITY AGREEMENT

                SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND
          RECORDS CONCERNING DDi CANADA ACQUISITION CORP.'S COLLATERAL

I.    Canadian Grantor's official name: DDi Canada Acquisition Corp.

II. Type of entity (e.g., corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III. Organizational identification number issued by Canadian Grantor's jurisdiction of organization or a statement that no such number has been issued: 1474390

IV.   Jurisdiction or Organization of DDi Canada Acquisition Corp.: Ontario

V. Chief Executive Office and principal place of business of DDi Canada Acquisition Corp.: 1220 Simon Circle, Anaheim, California 92806; 3471 McNicoll Ave., Unit 2, Toronto, Ontario M1V 4B8

VI. Corporate Offices of DDi Canada Acquisition Corp.: 1220 Simon Circle, Anaheim, California 92806; 3471 McNicoll Ave., Unit 2, Toronto, Ontario M1V 4B8

VII.  Warehouses: None.

VIII. Other Premises at which Collateral is Stored or Located: None.

IX. Locations of Records Concerning Collateral: 1220 Simon Circle, Anaheim, California 92806; 3471 McNicoll Ave., Unit 2, Toronto, Ontario M1V 4B8

                                   SCHEDULE IV

                                       to

                               SECURITY AGREEMENT

                       PATENTS, TRADEMARKS AND COPYRIGHTS

DDi Corp. has granted to each Canadian Grantor certain rights with respect to the following Patents: (i) United States Patent Application No. 10104262, "Inverted Microvias", (ii) Republic of China Patent Application No. 91113923, "Inverted Microvias"; Patent issued July 1, 2003, (iii) Patent Cooperation Treaty Patent Application No. 2002-156949, "Inverted Microvias", and (iv) Japan Patent Application No. 2002-156949, "Inverted Microvias".

                                   SCHEDULE V

                                       to

                               SECURITY AGREEMENT

                                 MOTOR VEHICLES

                                     [NONE]

                                    EXHIBIT A

                                POWER OF ATTORNEY

This Power of Attorney is executed and delivered by ______________________, a _____________________ ("Canadian Grantor"), to GE Canada Finance Holding Company, a Nova Scotia unlimited liability company (hereinafter referred to as "Attorney"), as Canadian Agent for the benefit of Canadian Agent and Canadian Lenders, pursuant to that certain Credit Agreement dated as of June 30, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), and the other Loan Documents (as defined in the Credit Agreement). Unless otherwise defined herein, capitalized terms or matters of construction defined or established in ANNEX A to the Credit Agreement shall be applied herein as defined or established therein. No Person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Canadian Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Canadian Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any Person that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or cancelled by Canadian Grantor without Attorney's written consent.

            Subject to the terms of the Loan Documents, Canadian Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agent designated by Attorney), with full power of substitution, as Canadian Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Canadian Grantor and in the name of Canadian Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and Instruments that may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Canadian Grantor hereby grants to Attorney the power and right, on behalf of Canadian Grantor, without notice to or assent by Canadian Grantor, and at any time, to do the following: (a) change the mailing address of Canadian Grantor, open a post office box on behalf of Canadian Grantor, open mail for Canadian Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any cheques, drafts, notes, acceptances, or other Instruments for the payment of moneys due, and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Canadian Grantor; (b) effect any repairs to any asset of Canadian Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any Taxes, Liens or other encumbrances levied or placed on or threatened against Canadian Grantor or its property; (d) defend any suit, action or proceeding brought against Canadian Grantor if Canadian Grantor does not defend such suit, action or proceeding or if Attorney believes that Canadian

Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Canadian Grantor whenever payable and to enforce any other right in respect of Canadian Grantor's property; (f) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with, any property of Canadian Grantor, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; (g) cause the certified public accountants then engaged by Canadian Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (i) a reconciliation of all of its Accounts,
(ii) an aging of all such Accounts; (iii) trial balances; (iv) test verifications of such Accounts as Attorney may request; and (v) the results of each physical verification of its Inventory; (h) communicate in its own name with any Account Debtors of Canadian Grantor, parties to any Contracts of Canadian Grantor or other obligors of Canadian Grantor in respect of Instruments, Chattel Paper or General Intangibles of Canadian Grantor with regard to the assignment of the right, title and interest of such Canadian Grantor in, to and under such Accounts, Contracts, Instruments, Chattel Paper, General Intangibles and other matters relating thereto; (i) file such financing statements or financing change statements with respect to the Security Agreement, with or without Canadian Grantor's signature, or file a photocopy of the Security Agreement in substitution for a financing statement, as Canadian Agent may deem appropriate and to execute in Canadian Grantor's name such financing statements and amendments thereto and continuation statements that may require Canadian Grantor's signature; (j) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Canadian Grantor for all purposes; and (k) do, at Attorney's option and Canadian Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Canadian Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Canadian Grantor might do. Canadian Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney is executed by Canadian Grantor, and Canadian Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this _____________ day of [-], 2004.

                                               [           GRANTOR             ]

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________